                                                                    EXHIBIT 99.6

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[2,285,466,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC5

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                    SELLER

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                              WMC MORTGAGE CORP.
                                  ORIGINATOR

                         HOMEQ SERVICING CORPORATION
                                  SERVICER

                      WELLS FARGO BANK MINNESOTA, N.A.
                                  TRUSTEE

                              OCTOBER 20, 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                       COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]   MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC5

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance       $359,337,611
Aggregate Original Principal Balance          $359,418,867
Number of Mortgage Loans                             1,145

                               MINIMUM      MAXIMUM     AVERAGE (1)
                               -------      -------     -----------
Original Principal Balance     $50,000      $780,000    $313,903
Outstanding Principal Balance  $49,950      $780,000    $313,832

                               MINIMUM       MAXIMUM       WEIGHTED AVERAGE (2)
                               -------       -------       --------------------
Original Term (mos)               360             360               360
Stated remaining Term (mos)       353             357               356
Loan Age (mos)                      3               7                 4
Current Interest Rate           3.990%          8.200%            5.739%
Initial Interest Rate Cap       1.500%          5.000%            3.267%
Periodic Rate Cap               1.000%          1.000%            1.000%
Gross Margin                    3.625%          8.000%            5.436%
Maximum Mortgage Rate          10.375%         14.700%           12.235%
Minimum Mortgage Rate           3.990%          8.200%            5.739%
Months to Roll                     17              57                25
Original Loan-to-Value          21.82%          95.96%            81.77%
Credit Score (3)                  572             813               673

                               EARLIEST      LATEST
                               --------      ------
Maturity Date                  03/01/34      07/01/34

                                PERCENT OF                                              PERCENT OF
LIEN POSITION                  MORTGAGE POOL                 YEAR OF ORIGINATION       MORTGAGE POOL
1st Lien                         100.00%                   2003                             0.00%

2nd Lien                           0.00                    2004                            00.00

OCCUPANCY

Primary                           97.53%                   LOAN PURPOSE

Second Home                        2.47                    Purchase                        56.04%

Investment                         0.00                    Refinance - Rate/Term           13.85

                                                           Refinance - Cashout             30.11
LOAN TYPE

Fixed Rate                       100.00%                   PROPERTY TYPE

ARM                                0.00                    Single Family                   65.70%

                                                           Townhouse                        0.32

AMORTIZATION TYPE                                          Condominium                     13.55

Fully Amortizing                   0.00%                   Two- to Four-Family              2.48

Interest Only                    100.00                    Manufactured Housing             0.00

Balloon                            0.00                    Planned Unit Development        17.96

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

MORTGAGE RATES


                          NUMBER     AGGREGATE                              WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                           OF        PRINCIPAL     PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE    FULL OR
RANGE OF                 MORTGAGE     BALANCE       MORTGAGE      AVERAGE    CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
MORTGAGE RATES            LOANS     OUTSTANDING       POOL         COUPON    SCORE    OUTSTANDING    LTV        DOC
---------------          --------   ------------   ----------     --------  --------  -----------  --------  -----------
5.500% or less             480      $158,386,956     44.08%         5.135%    690      $329,973     80.10%     76.50%
5.501% to 6.000%           322        98,997,041     27.55          5.826     666       307,444     81.51      75.47
6.001% to 6.500%           198        59,692,760     16.61          6.313     666       301,479     83.20      63.27
6.501% to 7.000%           106        29,760,571      8.28          6.801     641       280,760     86.40      68.63
7.001% to 7.500%            30         9,487,459      2.64          7.324     630       316,249     86.62      43.16
7.501% to 8.000%             8         2,765,323      0.77          7.718     620       345,665     88.89      80.53
8.001% to 8.500%             1           247,500      0.07          8.200     587       247,500     90.00     100.00
                         -----      ------------    ------          -----     ---      --------     -----     ------
TOTAL:                   1,145      $359,337,611    100.00%         5.739%    673      $313,832     81.77%     72.54%
                         -----      ------------    ------          -----     ---      --------     -----     ------


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 3.990% per annum to 8.200% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 5.739% per annum.

REMAINING MONTHS TO STATED MATURITY

                            NUMBER     AGGREGATE                                  WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                              OF       PRINCIPAL     PERCENT OF      WEIGHTED     AVERAGE     PRINCIPAL   AVERAGE    FULL OR
RANGE OF                   MORTGAGE     BALANCE       MORTGAGE        AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)    LOANS     OUTSTANDING       POOL          COUPON       SCORE     OUTSTANDING    LTV         DOC
------------------------   --------   ------------   ----------      --------     --------   -----------  --------  -----------
349 to 360                  1,145     $359,337,611     100.00%         5.739%       673       $313,832     81.77%      72.54%
                            -----     ------------     ------          -----        ---       --------     -----       -----
TOTAL:                      1,145     $359,337,611     100.00%         5.739%       673       $313,832     81.77%      72.54%
                            -----     ------------     ------          -----        ---       --------     -----       -----


As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 339 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                              NUMBER     AGGREGATE                               WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                               OF        PRINCIPAL      PERCENT OF    WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE      FULL OR
RANGE OF ORIGINAL MORTGAGE   MORTGAGE     BALANCE        MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES       LOANS     OUTSTANDING       POOL         COUPON     SCORE    OUTSTANDING     LTV          DOC
--------------------------   --------   ------------    ----------    --------   --------  -----------   --------   -----------
$50,000 or less                  1      $     49,950      0.01%         6.375%     631      $ 49,950      76.92%     100.00%
$50,001 to $100,000             32         2,780,044      0.77          5.890      670        86,876      78.56       88.47
$100,001 to $150,000           119        15,059,054      4.19          5.840      670       126,547      80.80       87.88
$150,001 to $200,000           152        27,510,836      7.66          5.837      671       180,992      80.97       80.45
$200,001 to $250,000           152        34,410,968      9.58          5.809      672       226,388      81.72       79.35
$250,001 to $300,000           154        42,497,107     11.83          5.736      671       275,955      81.33       76.97
$300,001 to $350,000           132        42,923,408     11.95          5.713      673       325,177      83.00       74.26
$350,001 to $400,000           116        43,271,336     12.04          5.621      674       373,029      81.58       73.14
$400,001 to $450,000            69        29,423,453      8.19          5.770      678       426,427      83.08       73.81
$450,001 to $500,000            75        35,847,960      9.98          5.673      670       477,973      81.03       68.17
$500,001 to $550,000            47        24,679,449      6.87          5.597      675       525,095      81.49       66.24
$550,001 to $600,000            45        26,066,280      7.25          5.756      672       579,251      82.66       75.57
$600,001 to $650,000            19        12,021,852      3.35          5.863      678       632,729      81.89       42.09
$650,001 to $700,000            12         8,133,741      2.26          6.034      664       677,812      81.05       58.30
$700,001 to $750,000            18        13,130,673      3.65          5.773      694       729,482      81.26       49.11
$750,001 to $800,000             2         1,531,500      0.43          5.294      699       765,750      84.91       50.93
                             -----      ------------    ------          -----      ---      --------      -----       -----
TOTAL:                       1,145      $359,337,611    100.00%         5.739%     673      $313,832      81.77%      72.54%
                             -----      ------------    ------          -----      ---      --------      -----       -----

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $49,950 to approximately $780,000 and the average outstanding principal balance of the Mortgage Loans was approximately $313,832.

PRODUCT TYPES

                    NUMBER     AGGREGATE                                    WEIGHTED    AVERAGE       WEIGHTED    PERCENT
                      OF       PRINCIPAL        PERCENT OF      WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE     FULL OR
                   MORTGAGE     BALANCE          MORTGAGE       AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
PRODUCT TYPES       LOANS     OUTSTANDING         POOL           COUPON     SCORE     OUTSTANDING      LTV          DOC
----------------   --------   ------------      ----------      --------    --------  -----------    ---------  -----------
2/28 LIBOR Loans     973      $304,295,344        84.68%        5.728%        672       $312,739      81.92%       72.47%
3/27 LIBOR Loans       3           746,765         0.21         6.176         617        248,922      80.96       100.00
5/25 LIBOR Loans     169        54,295,502        15.11         5.792         683        321,275      80.97        72.52
                   -----      ------------       ------         -----         ---       --------      -----        -----
TOTAL:             1,145      $359,337,611       100.00%        5.739%        673       $313,832      81.77%       72.54%
                   -----      ------------       ------         -----         ---       --------      -----        -----

ADJUSTMENT TYPE

                     NUMBER     AGGREGATE                                 WEIGHTED    AVERAGE     WEIGHTED      PERCENT
                      OF        PRINCIPAL     PERCENT OF     WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE       FULL OR
                    MORTGAGE     BALANCE       MORTGAGE      AVERAGE       CREDIT     BALANCE    ORIGINAL     ALTERNATIVE
ADJUSTMENT TYPE      LOANS     OUTSTANDING       POOL         COUPON       SCORE    OUTSTANDING     LTV           DOC
---------------     --------   ------------   ----------     --------     --------  -----------  ---------    -----------
ARM                  1,145     $359,337,611     100.00%       5.739%        673      $313,832     81.77%        72.54%
                     -----     ------------     ------        -----         ---      --------     -----         -----
TOTAL:               1,145     $359,337,611     100.00%       5.739%        673      $313,832     81.77%        72.54%
                     -----     ------------     ------        -----         ---      --------     -----         -----

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER       AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED      PERCENT
                            OF          PRINCIPAL      PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       FULL OR
                          MORTGAGE       BALANCE        MORTGAGE     AVERAGE      CREDIT      BALANCE      ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION    LOANS       OUTSTANDING        POOL       COUPON       SCORE     OUTSTANDING      LTV           DOC
-----------------------   --------    ------------     ----------    --------    --------   -----------    --------    -----------
Arizona                      50       $  9,427,640        2.62%         5.891%      664       $188,553      81.98%        61.26%
California                  808        285,484,952       79.45          5.668       674        353,323      81.41         72.67
Colorado                     21          4,294,435        1.20          5.925       659        204,497      83.53         65.50
Connecticut                   6          2,025,968        0.56          5.488       704        337,661      87.02        100.00
Florida                      30          6,165,433        1.72          6.247       658        205,514      86.53         82.53
Georgia                       6          1,137,506        0.32          6.410       691        189,584      82.00         54.33
Idaho                         1            189,075        0.05          5.250       748        189,075      80.00        100.00
Illinois                     21          4,925,145        1.37          5.942       694        234,531      85.47         75.55
Indiana                       2            238,363        0.07          5.823       660        119,181      80.00        100.00
Kentucky                      1            137,040        0.04          6.875       612        137,040      80.00        100.00
Louisiana                     2            252,800        0.07          6.351       625        126,400      80.00        100.00
Maryland                     34          8,481,317        2.36          6.149       678        249,451      84.76         71.82
Massachusetts                 5          1,062,705        0.30          6.050       664        212,541      84.62         53.71
Michigan                      4            540,254        0.15          5.627       668        135,064      80.00        100.00
Missouri                      1            161,500        0.04          6.625       656        161,500      85.00        100.00
Nevada                       43         10,372,508        2.89          6.046       670        241,221      81.40         72.42
New Jersey                    1            159,961        0.04          5.490       714        159,961      80.00        100.00
New York                     11          3,611,083        1.00          6.286       667        328,280      82.97         64.60
North Carolina                4            675,000        0.19          6.875       652        168,750      84.27         83.17
Ohio                          2            481,358        0.13          6.012       632        240,679      83.53        100.00
Oregon                        3            563,700        0.16          5.405       636        187,900      86.42         57.19
Pennsylvania                  5          1,087,716        0.30          5.704       659        217,543      77.37        100.00
Tennessee                     1            173,697        0.05          6.125       752        173,697      90.00          0.00
Texas                        15          2,580,086        0.72          6.249       662        172,006      83.07         58.81
Utah                          3            326,556        0.09          5.465       714        108,852      80.00         65.21
Virginia                     40         10,128,588        2.82          6.118       667        253,215      82.20         68.80
Washington                   17          3,301,752        0.92          5.361       672        194,221      80.47         82.93
Wisconsin                     8          1,351,475        0.38          5.512       704        168,934      84.18         79.03
                          -----       ------------      ------          -----       ---       --------      -----         -----
TOTAL:                    1,145       $359,337,611      100.00%         5.739%      673       $313,832      81.77%        72.54%
                          -----       ------------      ------          -----       ---       --------      -----         -----

(1) No more than approximately 1.89% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                           NUMBER      AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                            OF         PRINCIPAL     PERCENT OF     WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL         MORTGAGE      BALANCE       MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS       LOANS      OUTSTANDING       POOL         COUPON      SCORE     OUTSTANDING      LTV         DOC
--------------------      --------   -------------   ----------     --------    --------   -----------    --------  -----------
50.00% or less                5      $     916,700       0.26%       5.600%       685      $   183,340      41.26%    100.00%
50.01% to 55.00%              8          2,167,189       0.60        5.083        712          270,899      53.61      67.99
55.01% to 60.00%              4          1,644,000       0.46        6.117        708          411,000      58.70      10.16
60.01% to 65.00%              6          1,426,896       0.40        5.917        671          237,816      62.61      50.94
65.01% to 70.00%             17          5,820,956       1.62        5.687        661          342,409      68.58      58.79
70.01% to 75.00%             35         14,118,931       3.93        5.748        657          403,398      73.81      54.97
75.01% to 80.00%            798        239,983,901      66.79        5.586        677          300,732      79.85      74.21
80.01% to 85.00%             48         18,054,870       5.02        5.579        678          376,143      84.43      71.86
85.01% to 90.00%            109         38,890,628      10.82        6.105        669          356,795      89.58      65.06
90.01% to 95.00%            113         35,703,649       9.94        6.454        658          315,961      94.46      81.76
95.01% to 100.00%             2            609,890       0.17        6.738        699          304,945      95.76     100.00
                          -----      -------------     ------        -----        ---      -----------      -----     ------
TOTAL:                    1,145      $ 359,337,611     100.00%       5.739%       673      $   313,832      81.77%     72.54%
                          -----      -------------     ------        -----        ---      -----------      -----     ------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 21.82% to 95.96%.

LOAN PURPOSE

                           NUMBER     AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED     PERCENT
                            OF        PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                          MORTGAGE    BALANCE         MORTGAGE       AVERAGE     CREDIT       BALANCE       ORIGINAL   ALTERNATIVE
LOAN PURPOSE               LOANS     OUTSTANDING       POOL           COUPON      SCORE     OUTSTANDING       LTV          DOC
---------------------     --------  -------------    ----------      --------   --------    -----------     --------   -----------
Purchase                    654     $ 201,386,677      56.04%          5.636%      682        $307,931       80.75%       72.61%
Refinance - Cashout         331       108,196,876      30.11           5.889       663         326,879       83.42        70.43
Refinance - Rate Term       160        49,754,058      13.85           5.827       659         310,963       82.33        76.84
                          -----     -------------     ------           -----       ---        --------       -----        -----
TOTAL:                    1,145     $ 359,337,611     100.00%          5.739%      673        $313,832       81.77%       72.54%
                          -----     -------------     ------           -----       ---        --------       -----        -----

PROPERTY TYPE

                           NUMBER     AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED     PERCENT
                            OF        PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                          MORTGAGE     BALANCE        MORTGAGE       AVERAGE     CREDIT       BALANCE       ORIGINAL   ALTERNATIVE
PROPERTY TYPE              LOANS     OUTSTANDING       POOL           COUPON      SCORE     OUTSTANDING       LTV          DOC
------------------------  --------  -------------    ----------      --------   --------    -----------     --------   -----------
Single Family               726     $ 236,070,636      65.70%          5.726%       672       $325,166       81.73%       73.19%
Townhouse                     2         1,139,200       0.32           5.001        727        569,600       81.62        61.45
Condominium                 186        48,678,908      13.55           5.744        676        261,715       82.05        75.74
Two- to Four-Family          23         8,903,458       2.48           5.665        704        387,107       80.43        57.99
Planned Unit Development    208        64,545,410      17.96           5.805        673        310,314       81.89        69.93
                          -----     -------------     ------           -----        ---       --------       -----        -----
TOTAL:                    1,145     $ 359,337,611     100.00%          5.739%       673       $313,832       81.77%       72.54%
                          -----     -------------     ------           -----        ---       --------       -----        -----

DOCUMENTATION

                           NUMBER     AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                            OF        PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE      PRINCIPAL     AVERAGE      FULL OR
                          MORTGAGE     BALANCE        MORTGAGE        AVERAGE    CREDIT       BALANCE       ORIGINAL   ALTERNATIVE
DOCUMENTATION              LOANS     OUTSTANDING        POOL          COUPON      SCORE     OUTSTANDING       LTV         DOC
------------------------- --------  -------------    ----------      --------   --------    -----------     --------   -----------
Full Documentation          799     $ 233,402,828      64.95%          5.690%       672       $292,119       82.00%      100.00%
Limited Documenation        136        51,647,941      14.37           5.779        668        379,764       82.33         0.00
Full/Alt Documentation       72        27,244,424       7.58           5.663        667        378,395       82.03       100.00
Lite Documentation           62        21,558,648       6.00           5.965        674        347,720       80.03         0.00
Streamlined Documentation    49        15,207,108       4.23           6.044        700        310,349       79.19         0.00
Stated Documentation         27        10,276,661       2.86           5.922        699        380,617       80.55         0.00
                          -----     -------------     ------           -----        ---       --------       -----        -----
TOTAL:                    1,145     $ 359,337,611     100.00%          5.739%       673       $313,832       81.77%       72.54%
                          -----     -------------     ------           -----        ---       --------       -----        -----

OCCUPANCY

                                    AGGREGATE                                 WEIGHTED   AVERAGE     WEIGHTED    PERCENT
                                    PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE   PRINCIPAL    AVERAGE     FULL OR
                  NUMBER OF         BALANCE         MORTGAGE       AVERAGE      CREDIT   BALANCE      ORIGINAL  ALTERNATIVE
OCCUPANCY       MORTGAGE LOANS    OUTSTANDING         POOL         COUPON       SCORE   OUTSTANDING     LTV        DOC
-----------     --------------    ------------     ----------      --------   --------  -----------  ---------  -----------
Primary             1,107         $350,471,102        97.53%        5.736%       672    $  316,595    81.73%      72.46%
Second Home            38            8,866,509         2.47         5.842        712       233,329    83.29       75.34
                    -----         ------------       ------         -----        ---    ----------    -----       -----
TOTAL:              1,145         $359,337,611       100.00%        5.739%       673    $  313,832    81.77%      72.54%
                    -----         ------------       ------         -----        ---    ----------    -----       -----

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                       NUMBER         AGGREGATE                                WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                        OF            PRINCIPAL    PERCENT OF    WEIGHTED       AVERAGE     PRINCIPAL    AVERAGE     FULL OR
MORTGAGE LOANS AGE    MORTGAGE        BALANCE       MORTGAGE      AVERAGE       CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)               LOANS        OUTSTANDING      POOL         COUPON         SCORE    OUTSTANDING      LTV         DOC
------------------    --------      -----------    ----------    --------      --------   -----------   ---------  -----------
3                       420        $130,898,656      36.43%       5.780%          679     $   311,663     81.37%      72.39%
4                       399         123,735,831      34.43        5.630           675         310,115     81.81       73.05
5                       235          74,892,404      20.84        5.807           664         318,691     82.19       70.34
6                        85          28,287,273       7.87        5.866           665         332,791     82.27       75.30
7                         6           1,523,446       0.42        5.374           652         253,908     83.07      100.00
                      -----        ------------     ------        -----           ---     -----------     -----      ------
TOTAL:                1,145        $359,337,611     100.00%       5.739%          673     $   313,832     81.77%      72.54%
                      -----        ------------     ------        -----           ---     -----------     -----      ------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

ORIGINAL PREPAYMENT PENALTY TERM

                           NUMBER       AGGREGATE                                 WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                            OF          PRINCIPAL     PERCENT OF    WEIGHTED       AVERAGE    PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT       MORTGAGE       BALANCE       MORTGAGE      AVERAGE       CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
PENALTY TERM               LOANS       OUTSTANDING       POOL        COUPON         SCORE    OUTSTANDING      LTV         DOC
-------------------       --------    ------------    ----------    --------      --------   -----------   ---------  -----------
None                        156       $ 48,922,746       13.61%       6.200%        676       $313,607       83.22%     63.52%
12 Months                    40         16,542,317        4.60        6.066         658        413,558       80.21      58.52
24 Months                   826        256,166,632       71.29        5.636         672        310,129       81.84      74.66
36 Months                   123         37,705,916       10.49        5.693         687        306,552       80.13      75.91
                          -----       ------------      ------        -----         ---       --------       -----      -----
TOTAL:                    1,145       $359,337,611      100.00%       5.739%        673       $313,832       81.77%     72.54%
                          -----       ------------      ------        -----         ---       --------       -----      -----

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                           NUMBER      AGGREGATE                                  WEIGHTED    AVERAGE       WEIGHTED   PERCENT
                            OF         PRINCIPAL      PERCENT OF    WEIGHTED       AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                          MORTGAGE     BALANCE         MORTGAGE     AVERAGE        CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING         POOL       COUPON         SCORE     OUTSTANDING      LTV        DOC
----------------------    --------   ------------     ----------    --------      --------   -----------   ---------  -----------
572 to 575                    2      $    857,204        0.24%       5.875%          572      $428,602       80.00%     46.66%
576 to 600                   37        11,181,204        3.11        6.331           589       302,195       79.77      85.83
601 to 625                  154        44,757,498       12.46        6.282           615       290,633       82.80      82.98
626 to 650                  245        76,057,962       21.17        5.873           639       310,441       81.65      72.91
651 to 675                  221        69,393,766       19.31        5.716           664       313,999       82.68      68.74
676 to 700                  181        60,872,662       16.94        5.652           687       336,313       81.85      66.88
701 to 725                  119        39,584,551       11.02        5.414           712       332,643       81.72      70.90
726 to 750                   85        25,125,067        6.99        5.358           737       295,589       82.12      72.31
751 to 775                   70        21,558,629        6.00        5.366           762       307,980       79.42      72.92
776 to 800                   29         9,498,268        2.64        5.351           787       327,526       78.53      76.21
801 to 813                    2           450,800        0.13        5.125           810       225,400       68.59     100.00
                          -----      ------------      ------        -----           ---      --------       -----     ------
TOTAL:                    1,145      $359,337,611      100.00%       5.739%          673      $313,832       81.77%     72.54%
                          -----      ------------      ------        -----           ---      --------       -----     ------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 572 to 813 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 673.

CREDIT GRADE

                    NUMBER        AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                      OF           PRINCIPAL   PERCENT OF   WEIGHTED      AVERAGE      PRINCIPAL    AVERAGE      FULL OR
                   MORTGAGE        BALANCE      MORTGAGE    AVERAGE       CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE        LOANS        OUTSTANDING      POOL       COUPON       SCORE      OUTSTANDING      LTV          DOC
------------       --------      ------------  ----------  ---------    ----------   -----------   ---------   -----------
AA                   804         $255,763,580    71.18%      5.596%        692        $318,114       81.82%      70.93%
A                    302           92,207,708    25.66       6.066         631         305,324       81.90       75.01
A-                    39           11,366,323     3.16       6.304         599         291,444       79.51       88.61
                   -----         ------------   ------       -----         ---        --------       -----       -----
TOTAL:             1,145         $359,337,611   100.00%      5.739%        673        $313,832       81.77%      72.54%
                   -----         ------------   ------       -----         ---        --------       -----       -----

GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                      NUMBER       AGGREGATE                                  WEIGHTED     AVERAGE        WEIGHTED    PERCENT
                       OF          PRINCIPAL      PERCENT OF      WEIGHTED    AVERAGE     PRINCIPAL       AVERAGE     FULL OR
RANGE OF             MORTGAGE       BALANCE        MORTGAGE       AVERAGE      CREDIT      BALANCE       ORIGINAL    ALTERNATIVE
GROSS MARGINS         LOANS       OUTSTANDING        POOL         COUPON       SCORE     OUTSTANDING        LTV          DOC
---------------      --------     ------------   ------------   ----------    --------   -----------     ---------   -----------
3.501% to 4.000%       11         $  3,221,200       0.90%         4.623%       695       $292,836         78.87%      77.40%
4.001% to 4.500%       45           15,799,864       4.40          4.924        696        351,108         80.25       77.86
4.501% to 5.000%      316           98,393,921      27.38          5.376        681        311,373         79.87       78.70
5.001% to 5.500%      318           97,924,984      27.25          5.627        673        307,940         80.25       77.15
5.501% to 6.000%      245           76,154,190      21.19          5.976        667        310,833         82.02       69.17
6.001% to 6.500%      125           41,885,070      11.66          6.268        664        335,081         84.55       51.09
6.501% to 7.000%       55           16,679,686       4.64          6.711        656        303,267         89.50       61.11
7.001% to 7.500%       25            7,670,944       2.13          6.463        675        306,838         93.06       94.27
7.501% to 8.000%        5            1,607,750       0.45          6.457        674        321,550         93.40       84.99
                     -----        ------------     ------          -----        ---       --------         -----       -----
TOTAL:               1,145        $359,337,611     100.00%         5.739%       673       $313,832         81.77%      72.54%
                     -----        ------------     ------          -----        ---       --------         -----       -----

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.625% per annum to 8.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.436% per annum.

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                     NUMBER      AGGREGATE                                      WEIGHTED    AVERAGE       WEIGHTED      PERCENT
                       OF        PRINCIPAL         PERCENT OF       WEIGHTED    AVERAGE    PRINCIPAL      AVERAGE       FULL OR
RANGE OF MAXIMUM    MORTGAGE      BALANCE           MORTGAGE         AVERAGE     CREDIT     BALANCE       ORIGINAL    ALTERNATIVE
MORTGAGE RATES        LOANS     OUTSTANDING           POOL           COUPON      SCORE     OUTSTANDING       LTV          DOC
-----------------   --------    ------------       ----------       --------    --------   -----------    --------    -----------
11.500% or less       187       $ 60,701,044         16.89%          4.809%       705      $   324,605     79.60%        81.24%
11.501% to 12.000%    295         98,483,937         27.41           5.347        681          333,844     80.41         73.48
12.001% to 12.500%    322         98,911,016         27.53           5.824        666          307,177     81.51         75.73
12.501% to 13.000%    196         59,071,739         16.44           6.316        665          301,386     83.24         62.89
13.001% to 13.500%    104         28,973,409          8.06           6.805        642          278,590     86.48         68.36
13.501% to 14.000%     31          9,809,342          2.73           7.283        632          316,430     86.09         47.12
14.001% to 14.500%      9          3,139,623          0.87           7.588        619          348,847     89.61         70.93
14.501% to 15.000%      1            247,500          0.07           8.200        587          247,500     90.00        100.00
                    -----       ------------        ------           -----        ---      -----------     -----        ------
TOTAL:              1,145       $359,337,611        100.00%          5.739%       673      $   313,832     81.77%        72.54%
                    -----       ------------        ------           -----        ---      -----------     -----        ------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.375% per annum to 14.700% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 12.235% per annum.

NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                    NUMBER         AGGREGATE                                      WEIGHTED     AVERAGE        WEIGHTED    PERCENT
                      OF           PRINCIPAL          PERCENT OF       WEIGHTED    AVERAGE     PRINCIPAL      AVERAGE     FULL OR
NEXT RATE          MORTGAGE         BALANCE            MORTGAGE         AVERAGE    CREDIT      BALANCE        ORIGINAL  ALTERNATIVE
ADJUSTMENT DATE     LOANS         OUTSTANDING            POOL           COUPON     SCORE     OUTSTANDING        LTV         DOC
---------------    --------      -------------        ----------       --------   --------   -----------      --------  -----------
March 2006             6         $   1,523,446           0.42%          5.374%      652        $253,908         83.07%    100.00%
April 2006            74            23,739,895           6.61           5.844       666         320,809         81.85      74.53
May 2006             201            64,783,321          18.03           5.812       662         322,305         82.16      70.04
June 2006            347           106,376,847          29.60           5.615       673         306,562         82.06      74.02
July 2006            345           107,871,836          30.02           5.769       678         312,672         81.62      71.56
May 2007               1               468,000           0.13           6.500       594         468,000         80.00     100.00
June 2007              1               135,965           0.04           4.325       725         135,965         80.00     100.00
July 2007              1                42,800           0.04           6.875       590         142,800         85.00     100.00
April 2009            11             4,547,379           1.27           5.980       663         413,398         84.46      79.31
May 2009              34             9,898,084           2.75           5.751       684         291,120         82.69      71.66
June 2009             64            21,016,036           5.85           5.700       683         328,376         80.98      70.78
July 2009             60            18,834,004           5.24           5.871       688         313,900         79.21      73.28
                   -----         -------------         ------           -----       ---        --------         -----     ------
TOTAL:             1,145         $ 359,337,611         100.00%          5.739%      673        $313,832         81.77%     72.54%
                   -----         -------------         ------           -----       ---        --------         -----     ------